UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2022

Histogen Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36003	20-3183915
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

10655 Sorrento Valley Road, Suite 200 San Diego, CA		92121
(Address of principal executive offices)		(Zip Code)

(858) 526-3100

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	HSTO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders

On June 27, 2022, in accordance with the terms set forth in the (i) Certificate of Designations of Preferences, Rights and Limitations of Series A Redeemable Convertible Preferred Stock filed with the Delaware Secretary of on March 25, 2022 (the “Certificate of Designation of Series A Preferred Stock”), and (ii) Certificate of Designations of Preferences, Rights and Limitations of Series B Redeemable Convertible Preferred Stock filed with the Delaware Secretary of on March 25, 2022 (the “Certificate of Designation of Series B Preferred Stock”), certain holders of the Series A Redeemable Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”) and Series B Redeemable Convertible Preferred Stock, par value $0.0001 per share (individually, the “Series B Preferred Stock”) delivered to Histogen Inc. (the “Company”) a notice of redemption (the “Redemption Notices”) causing the Company to redeem its shares of Series A Preferred Stock and Series B Preferred Stock, as applicable.   On June 29, 2022, the Company redeemed for cash at a price equal to 105% of the $1,000 stated value per share 625 outstanding shares of Series A Preferred Stock and 625 outstanding shares of Series B Preferred Stock based on the receipt of the Redemption Notices (the “Preferred Redemption”).  As a result, all shares of the Preferred Stock are no longer outstanding and the Company’s only class of outstanding stock is its common stock, par value $0.0001 per share.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 30, 2022, the Company filed a Certificate of Elimination with respect to the Series A Preferred Stock (the “Series A Certificate of Elimination”), which upon filing with the Secretary of State of the State of Delaware (“Delaware Secretary”), eliminated from all matters set forth in the Certificate of Designation of Series A Preferred Stock.

On June 30, 2022, the Company filed a Certificate of Elimination with respect to the Series B Preferred Stock (the “Series B Certificate of Elimination”), which upon filing with the Delaware Secretary, eliminated from all matters set forth in the Certificate of Designation of Series B Preferred Stock.

A copy of the Series A Certificate of Elimination relating to the Series A Preferred Stock is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the Series B Certificate of Elimination relating to the Series B Preferred Stock is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01Other Events

The information set forth above in Items 3.03 and 5.03 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

3.1	Certificate of Elimination relating to the Certificate of Designations of Preferences, Rights and Limitations of Series A Redeemable Convertible Preferred Stock
3.2	Certificate of Elimination relating to the Certificate of Designations of Preferences, Rights and Limitations of Series B Redeemable Convertible Preferred Stock
104	Cover Page Interactive Data File (formatted as Inline XBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Histogen Inc.

Date: June 30, 2022	By:	/s/ Susan A. Knudson
Name: Susan A. Knudson
Title: Executive Vice President, Chief Financial Officer & Corporate Secretary

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